UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10701 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 2, 2015, Headwaters amended its $70 million asset based loan credit facility (the “ABL”). The ABL amendment extended the maturity date of the ABL from October 2018 to March 2020 subject to early termination, improves pricing under the facility and authorized Headwaters to pursue certain debt refinancing. The amendment is filed as Exhibit 4.9.11 to this report.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

4.9.11              Eleventh Amendment to Loan and Security Agreement and Seventh Amendment to Guaranty and Security Agreement, dated as of March 2, 2015 among Headwaters, certain Headwaters subsidiaries and certain lenders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2015
HEADWATERS INCORPORATED
(Registrant)

	By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)